UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2006


                                  AUXILIO, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction if incorporation)

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              000-27507                                 88-0350448
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       (Commission File Number)            (I.R.S. Employer Identification No.)
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           27401 Los Altos, Suite 100, Mission Viejo, California 92691
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                    (Address of principal executive offices)

                                 (949) 614-0700
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Disclosure of Results of Operations and Financial Condition

      On May 19, 2006, Auxilio, Inc. held a conference call with analysts and investors to discuss its financial results for the fiscal quarter ended March 31, 2006, the transcript of which is furnished as Exhibit 99.1 and is incorporated herein by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01.        Financial Statements and Exhibits

(c)  Exhibits

         Exhibits:        Description of Document
         ---------        -----------------------

         99.1 Conference Call Transcript for Auxilio, Inc. First Quarter Ended March 31, 2006 Earnings Conference Call held on May 19, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUXILIO, INC.


Date:    May 22, 2006
                                           By:   /s/ Paul T. Anthony
                                                 -------------------------------
                                           Name:     Paul T. Anthony
                                           Title:    Chief Financial Officer
                                                     Principal Financial Officer

                                  EXHIBIT INDEX


         Exhibits:        Description of Document
         ---------        -----------------------

         99.1 Conference Call Transcript for Auxilio, Inc. First Quarter Ended March 31, 2006 Earnings Conference Call held on May 19, 2006.